UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund

(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

WESTERN

ASSET/CLAYMORE

INFLATION-LINKED

SECURITIES & INCOME

FUND (WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”). As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended June 30, 2016.

For the six-month period ended June 30, 2016, the Fund returned 6.01% based on its net asset value (“NAV”)i and 10.49% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 4.98% and 6.55%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions, including returns of capital, if any. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Details of Fund fees and expenses appear elsewhere in this report.

A number of adjustments were made to the Fund during the reporting period. We significantly increased the Fund’s allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)iv. We increased the Fund’s exposure to high-yield corporate bonds, namely in the Energy and Consumer Cyclicals1 sectors. We added commodity exposure to the Fund during the reporting period. In contrast, we closed the Fund’s allocation to investment-grade corporate bonds. From a currency perspective, we increased the Fund’s long position in the Japanese yen and increased its short position to the euro. Elsewhere, we added a short position in the Taiwan new dollar. Finally, we tactically adjusted the Fund’s durationv and yield curvevi positioning throughout the reporting period.

The Fund employed U.S Treasury futures and options, including options on futures, Eurodollar futures and options, and Euro-bund futures during the reporting period to manage its yield curve positioning and duration. The use of these instruments detracted from performance. Interest rate swaps and CPI index swaps, used to manage inflation-related exposure, were also

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

II	Western Asset/Claymore Inflation-Linked Securities & Income Fund

negative for performance. Finally, currency forwards, which were used to manage the Fund’s currency exposures, modestly detracted from performance.

Leverage was used during the reporting period. The Fund ended the period with leverage as a percentage of gross assets of roughly 31% versus 30% when the period began. The use of leverage contributed to performance over the six months ended June 30, 2016.

The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to TIPS. The Fund’s allocation to structure product was also beneficial for results as yield spreads over Treasuries tightened, especially over the second quarter of 2016. Allocations to commodities, investment-grade corporate bonds and high-yield corporate bonds were positive for the Fund’s performance. Investment-grade corporate bond holdings that performed well included Rio Tinto Financial, BHP Billiton Financial and Devon Energy Corp. High-yield corporate bonds that enhanced the Fund’s performance included Whiting Petroleum Corp., Williams Companies, Inc. and Oasis Petroleum, Inc.

The largest detractor from the Fund’s absolute performance for the period was its use of interest rate futures and options. These instruments were used to reduce the duration of the Fund and interest rates fell over the period. An investment-grade corporate bond holding that negatively impacted performance was Barclays Bank PLC. It performed poorly due to concerns how low or even negative interest rates would affect banking earnings, and uncertainty stemming from the U.K referendum to leave the European Union (“Brexit”). Digicel Limited, a mobile phone network provider operating in 33 markets, was a Fund high-yield corporate bond holding that was a headwind for results. Digicel’s full-year sales and earnings dipped amid currency weakness in several of its markets.

As of June 30, 2016, the Fund’s market price of $11.48 per share represented a discount of 11.83% to its NAV of $13.02 per share. In each month of the period, the Fund provided its investors with a distribution of $0.032 per share. The most recent distribution represents an annualized distribution rate of 3.34% based on the Fund’s last closing market price of $11.48 as of June 30, 2016. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. Please see Note 1(r) on page 23 for more information on distributions for the period.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions, the Fund will invest:

•	At least 80% of its total managed assetsvii in inflation-linked securities

•	At least 60% of its total managed assets in U.S. TIPS

•

No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

On March 2, 2016, the Fund announced changes, effective immediately, to its non-fundamental investment guidelines and an authorization to enter into share repurchases, as approved by the Fund’s Board of Trustees. The investment guideline

Western Asset/Claymore Inflation-Linked Securities & Income Fund	III

Letter to shareholders (cont’d)

changes broaden the range of securities in which the Fund can invest, while maintaining the overall strategy of investing at least 80% of total managed assets in inflation-linked securities.

Under the changes, the Fund has the flexibility to:

•

Engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40% of total managed assets. This capacity is in addition to the existing capacity to have 20% unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities.

•

Utilize commodity-related strategies for up to 10% of its total managed assets. Exposure to commodities is expected to be achieved through the use of a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.

•	Invest in assets rated below investment grade at the time of purchase (or if unrated, assets of comparable quality as determined by management), with a limit of 10% of total managed assets.

•

Additionally, the Board of Trustees authorized management to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the shares are trading at a discount to net asset value and when such purchases could enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. The Fund’s repurchase activity will be disclosed in the shareholder report for the relevant fiscal period.

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationviii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts, interest rate swap contracts and total return swap contracts, for investment purposes, to manage its credit risk or to add leverage.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 33 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s com-

IV	Western Asset/Claymore Inflation-Linked Securities & Income Fund

mon shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/wia.

Sincerely,

Western Asset Management Company

July 29, 2016

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

viii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	V

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in June 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

VI	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2016?

A. Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and June 28, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, the U.K. referendum to leave the European Union (“Brexit”) and several geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexiv, gained 5.31% during the six months ended June 30, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. What was the inflationary environment during the reporting period?

A. Inflation remained relatively modest during the reporting period. For the six months ended June 30, 2016, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.91%. The CPI-U less food and energy was 1.66% over the same period. Inflation-protected securities generated strong results during the reporting. During the six months ended June 30, 2016, the Barclays U.S. TIPS Indexvi gained 6.24%.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 10.90% during the six months ended June 30, 2016. The asset class declined during the first month of the reporting period given concerns over economic growth in China, falling commodity prices and

Western Asset/Claymore Inflation-Linked Securities & Income Fund	VII

Investment commentary (cont’d)

expectations for future Fed rate hikes. While there were periods of weakness, the asset class rallied sharply over the last five months of the reporting period as a whole. This turnaround was driven by rising oil prices, accommodative global monetary policy and solid investor demand.

Performance review

For the six months ended June 30, 2016, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 6.01% based on its net asset value (“NAV”)viii and 10.49% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexix and the Barclays U.S. Government Inflation-Linked All Maturities Indexx, returned 4.98% and 6.55%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexxi and the Fund’s Custom Benchmarkxii returned 6.57% and 6.65%, respectively, over the same time frame.

During this six-month period, the Fund made distributions to shareholders totaling $0.19 per share. As of June 30, 2016, the Fund estimates that 33.4% of the distributions were sourced from net investment income and 66.6% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$13.02 (NAV)	6.01	%†
$11.48 (Market Price)	10.49	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

July 29, 2016

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.guggenheiminvestments.com/wia.

VIII	Western Asset/Claymore Inflation-Linked Securities & Income Fund

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

[x]

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xi	The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xii

The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Barclays U.S. Credit Index. The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Western Asset/Claymore Inflation-Linked Securities & Income Fund	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2016 and December 31, 2015 and does not include derivatives such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

2	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2016

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 118.9%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	$494,169	$581,350
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	28,684,528	33,534,393
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	147,906	204,634
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,013,940	1,284,694
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,885,357	5,596,127
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	3,375,485	4,452,785
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	266,790	267,314
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	1,560,750	1,519,109
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	215,555	249,182
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	9,092,216	9,130,930
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	11,560,149	12,480,140
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	83,036,800	84,580,786	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	13,908,787	14,115,249
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,109,360	1,163,485
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	412,261	442,268
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	7,146,510	7,297,537
U.S. Treasury Notes, Inflation Indexed	1.375%	1/15/20	8,850,080	9,449,186
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	25,722,125	26,312,268	(a)
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	23,838,483	25,615,808	(a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	36,088,140	38,598,323	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	13,914,954	14,644,585	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	18,052,535	18,398,548
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	10,350,687	10,583,846	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	25,080,880	25,413,327	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	4,481,862	4,633,999
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	14,164,992	14,829,529
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,148,539	1,160,084
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	3,928,900	3,988,753
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	6,052,620	6,232,310
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	70,847,109	74,604,414
Total U.S. Treasury Inflation Protected Securities (Cost — $439,779,674)				451,364,963
Asset-Backed Securities — 4.8%
Ameriquest Mortgage Securities Inc., 2005-R10 M5	1.083%	1/25/36	9,650,000	5,767,137	(b)
Conseco Financial Corp., 1997-8 A	6.780%	10/15/27	1,260,498	1,307,703
Countrywide Home Equity Loan Trust, 2005-C 2A	0.622%	7/15/35	1,327,988	1,181,148	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.996%	3/25/31	3,901	3,877	(b)(c)
Option One Mortgage Loan Trust, 2005-4 M3	0.943%	11/25/35	8,150,000	4,161,773	(b)

See Notes to Financial Statements.

4	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Residential Asset Mortgage Products Inc., 2006-RS4 M1	0.803%	7/25/36	$6,280,000	$3,954,067	(b)
Saxon Asset Securities Trust, 2004-2 MV1	1.323%	8/25/35	2,432,266	2,013,019	(b)
Total Asset-Backed Securities (Cost — $18,015,910)				18,388,724
Collateralized Mortgage Obligations — 6.0%
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.211%	11/25/34	44,701	43,477	(b)
Bellemeade Re Ltd., 2016-1A M2B	6.933%	4/25/26	4,140,000	4,180,841	(b)(c)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.783%	2/25/37	14,434	14,401	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	3,658,182	284,387
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	1,789,918	171,779
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	5,312,751	511,392
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K721 X1, IO	0.458%	8/25/22	132,201,743	2,414,387	(b)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO	4.475%	5/25/18	33,998,417	973,231	(b)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.826%	9/16/46	9,075,670	304,753	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.687%	3/16/49	1,838,123	67,751	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.364%	2/16/53	2,448,261	75,555	(b)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.740%	1/16/54	7,500,382	423,313	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.069%	9/16/44	3,422,125	211,433	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.115%	2/16/48	1,412,871	78,875	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.949%	9/16/55	3,155,146	196,902	(b)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	1.060%	10/16/56	20,534,408	1,427,145	(b)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.891%	11/16/55	4,215,289	280,140	(b)
Government National Mortgage Association (GNMA), 2015-101 IO, IO	1.011%	3/16/52	31,986,589	2,417,355	(b)
Government National Mortgage Association (GNMA), 2015-183 IO	1.013%	9/16/57	29,303,581	2,514,874	(b)
GSR Mortgage Loan Trust, 2004-11 1A1	2.858%	9/25/34	153,169	145,321	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.705%	11/25/33	5,344	5,366	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.766%	2/25/34	15,647	15,690	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C20 D	3.071%	2/15/48	2,970,000	1,931,896	(c)

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C22 D	4.384%	4/15/48	$2,600,000	$2,068,256 (b)(c)
Mortgage IT Trust, 2005-1 2M1	1.707%	2/25/35	1,239,356	1,134,189	(b)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	71,735	64,488
Sequoia Mortgage Trust, 2003-8 A1	1.088%	1/20/34	14,138	13,395	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR8 A	2.479%	8/25/33	563,221	567,928	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY1 1A1	2.439%	2/25/37	156,762	136,184	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	13,534	14,117
Total Collateralized Mortgage Obligations (Cost — $23,490,864)				22,688,821
Corporate Bonds & Notes — 4.0%
Consumer Staples — 0.4%
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,000,000	1,687,500
Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,930,000	2,673,625
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	5,000,000	4,475,000
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,340,000	1,142,350
Total Energy				8,290,975
Health Care — 0.5%
Health Care Equipment & Supplies — 0.4%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,520,000	1,314,800	(c)
Health Care Providers & Services — 0.1%
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	440,000	422,675
Total Health Care				1,737,475
Information Technology — 0.4%
Electronic Equipment, Instruments & Components — 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,750,000	1,680,700
Telecommunication Services — 0.5%
Wireless Telecommunication Services — 0.5%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,060,000	1,720,100	(d)
Total Corporate Bonds & Notes (Cost — $14,412,312)				15,116,750
Sovereign Bonds — 0.5%
Ecuador — 0.5%
Republic of Ecuador, Senior Bonds (Cost — $1,850,615)	10.500%	3/24/20	1,970,000	1,950,300	(c)

See Notes to Financial Statements.

6	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security			Shares	Value
Investments in Underlying Funds — 3.1%
PowerShares DB Commodity Index Tracking Fund (Cost — $10,296,160)			771,300	$11,839,455	*

		Expiration Date	Contracts
Purchased Options — 0.1%
U.S. Treasury 5-Year Notes Futures, Call @ $123.00		7/22/16	393	39,914
U.S. Treasury 10-Year Notes Futures, Call @ $133.50		7/22/16	263	115,063
U.S. Treasury 10-Year Notes Futures, Call @ $134.50		7/22/16	130	26,406
Total Purchased Options (Cost — $193,086)				181,383
Total Investments before Short-Term Investments (Cost — $508,038,621)				521,530,396

	Rate	Maturity Date	Face Amount
Short-Term Investments — 9.2%
Repurchase Agreements — 1.8%
Bank of America repurchase agreement dated 6/30/16, Proceeds at maturity — $7,000,080; (Fully collateralized by U.S. government obligations, 1.750% due 5/15/23; Market Value — $7,140,000) (Cost — $7,000,000)	0.410%	7/1/16	$7,000,000	7,000,000

			Shares
Money Market Funds — 7.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $28,018,571)	0.238%		28,018,571	28,018,571
Total Short-Term Investments (Cost — $35,018,571)				35,018,571
Total Investments — 146.6% (Cost — $543,057,192#)				556,548,967
Liabilities in Excess of Other Assets — (46.6)%				(176,972,291)
Total Net Assets — 100.0%				$379,576,676

*	Non-income producing security.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
IO	— Interest Only

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments, at value (Cost — $543,057,192)	$556,548,967
Interest receivable	2,760,330
Unrealized appreciation on forward foreign currency contracts	1,922,293
Deposits with brokers for OTC swap contracts	1,200,000
Foreign currency collateral for open futures contracts, at value (Cost — $718,410)	711,711
Deposits with brokers for purchased options	336,103
Foreign currency collateral for purchased options, at value (Cost — $235,655)	233,502
Deposits with brokers for centrally cleared swap contracts	4,857
Prepaid expenses	20,276
Total Assets	563,738,039

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	177,193,500
Deposits from brokers for reverse repurchase agreements	3,900,000
Unrealized depreciation on forward foreign currency contracts	1,070,842
OTC swaps, at value (premiums received — $0)	927,630
Interest payable	509,961
Payable to broker — variation margin on open futures contracts	202,151
Investment management fee payable	181,208
Service agent fees payable	67,953
Trustees’ fees payable	25,701
Payable for organization costs	22,500
Administration fee payable	18,443
Foreign currency overdraft, at value (Cost — $1,714)	1,671
Due to custodian	12
Accrued expenses	39,791
Total Liabilities	184,161,363
Total Net Assets	$379,576,676

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 29,152,820 shares issued and outstanding	384,793,822
Overdistributed net investment income	(4,206,078)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(14,105,118)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	13,094,050
Total Net Assets	$379,576,676

Shares Outstanding	29,152,820

Net Asset Value	$13.02

See Notes to Financial Statements.

8	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Interest	$5,277,436

Expenses:
Investment management fee (Note 2)	1,080,514
Interest expense (Note 3)	613,482
Servicing agent fees (Note 2)	405,193
Administration fees (Note 2)	111,956
Legal fees	71,913
Trustees’ fees	50,163
Transfer agent fees	45,922
Organization costs (Note 1)	22,500
Fund accounting fees	22,491
Audit and tax fees	20,351
Stock exchange listing fees	14,029
Shareholder reports	13,599
Custody fees	7,566
Insurance	4,046
Miscellaneous expenses	3,504
Total Expenses	2,487,229
Net Investment Income	2,790,207

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,232,025
Futures contracts	(7,700,296)
Written options	1,843,221
Foreign currency transactions	(695,319)
Net Realized Loss	(4,320,369)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	23,401,772
Futures contracts	(375,056)
Written options	2,023
Swap contracts	(465,920)
Foreign currencies	736,102
Change in Net Unrealized Appreciation (Depreciation)	23,298,921
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	18,978,552
Increase in Net Assets From Operations	$21,768,759

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment income	$2,790,207	$1,907,960
Net realized loss	(4,320,369)	(10,209,901)
Change in net unrealized appreciation (depreciation)	23,298,921	(3,159,944)
Increase (Decrease) in Net Assets From Operations	21,768,759	(11,461,885)

Distributions to Shareholders From (Note 1):
Net investment income	(5,597,342)	(2,525,627)
Net realized gains	—	(47,745)
Return of capital	—	(7,688,421)
Decrease in Net Assets From Distributions to Shareholders	(5,597,342)	(10,261,793)
Increase (Decrease) in Net Assets	16,171,417	(21,723,678)

Net Assets:
Beginning of period	363,405,259	385,128,937
End of period*	$379,576,676	$363,405,259
*Includes overdistributed net investment income of:	$(4,206,078)	$(1,398,943)

See Notes to Financial Statements.

10	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$21,768,759
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(359,185,453)
Sales of portfolio securities	380,349,198
Net purchases, sales and maturities of short-term investments	(38,509,037)
Realized loss on purchased options	(1,207,279)
Cash paid for purchased options	(193,086)
Net inflation adjustment	(2,057,851)
Net amortization of premium (accretion of discount)	2,324,880
Decrease in interest receivable	7,224
Decrease in receivable from broker — variation margin on open futures contracts	301,345
Increase in prepaid expenses	(10,313)
Decrease in deposits with brokers for open futures contracts	1,420,351
Decrease in deposits with brokers for written options	241,727
Increase in deposits with brokers for purchased options	(336,103)
Increase in foreign currency collateral for purchased options	(233,502)
Increase in foreign currency collateral for open futures contracts	(232,979)
Increase in deposits with brokers for OTC swap contracts	(600,000)
Decrease in deposits with brokers for reverse repurchase agreements	1,464,000
Increase in investment management fee payable	4,485
Increase in Trustees’ fees payable	451
Increase in organization costs payable	22,500
Increase in service agent fees payable	1,682
Decrease in administration fee payable	(667)
Increase in interest payable	391,559
Increase in deposits from brokers for reverse repurchase agreements	3,900,000
Decrease in accrued expenses	(57,837)
Decrease in premiums received from written options	(207,977)
Increase in payable to broker — variation margin on open futures contracts	202,151
Net realized gain on investments	(2,232,025)
Change in net unrealized appreciation (depreciation) of investments, written options, OTC swap contracts and forward foreign currency transactions	(23,688,432)
Net Cash Used in Operating Activities*	(16,352,229)

Cash Flows From Financing Activities:
Distributions paid on common stock	(5,597,342)
Foreign currency overdraft	1,671
Increase in payable for reverse repurchase agreements	21,560,375
Decrease in due to custodian	(124)
Net Cash Provided by Financing Activities	15,964,580
Net Decrease in Cash	(387,649)
Cash at Beginning of Period	387,649
Cash at End of Period	—

*	Included in operating expenses is cash of $221,923 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	11

Financial highlights

For a share of common stock outstanding throughout each year ended December 31, unless otherwise noted:
	2016[1,2]	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of period	$12.47	$13.21	$13.14	$14.73	$14.14	$13.15

Income (loss) from operations:
Net investment income	0.10	0.07	0.29	0.10	0.26	0.52
Net realized and unrealized gain (loss)	0.64	(0.46)	0.20	(1.31)	0.68	0.97
Total income (loss) from operations	0.74	(0.39)	0.49	(1.21)	0.94	1.49

Less distributions from:
Net investment income	(0.19) [3]	(0.09)	(0.35)	(0.11)	(0.35)	(0.50)
Net realized gains	—	(0.00) [4]	(0.07)	(0.27)	—	—
Return of capital	—	(0.26)	—	—	—	—
Total distributions	(0.19)	(0.35)	(0.42)	(0.38)	(0.35)	(0.50)

Net asset value, end of period	$13.02	$12.47	$13.21	$13.14	$14.73	$14.14

Market price, end of period	$11.48	$10.57	$11.60	$11.42	$13.11	$12.64
Total return, based on NAV[5,6]	6.01%	(3.00)%	3.68%	(8.29)%	6.72%	11.53%
Total return, based on Market Price[7]	10.49%	(5.95)%	5.20%	(10.15)%	6.54%	2.54%

Net assets, end of period (000s)	$379,577	$363,405	$385,129	$383,099	$429,552	$412,174

Ratios to average net assets:
Gross expenses	1.36%[8]	1.10%	0.89%	0.74%	0.70%	0.68%
Net expenses	1.36 [8]	1.10	0.89	0.74	0.70	0.68
Net investment income	1.52 [8]	0.50	2.17	0.72	1.79	3.79

Portfolio turnover rate	71%	59%	30%	65%	73%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

See Notes to Financial Statements.

12	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

On March 2, 2016, the Fund announced that the Board of Trustees had approved changes to the Fund’s investment guidelines. The changes broaden the range of securities in which the Fund can invest, while maintaining the overall strategy of investing at least 80 percent of total managed assets in inflation-linked securities. Under the announced changes, the Fund will have the flexibility to:

•

Engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40 percent of total managed assets. This capacity is in addition to the existing capacity to have unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities of up to 20 percent.

•

Utilize commodity-related strategies for up to 10 percent of its total managed assets. Exposure to commodities is expected to be achieved through the use of a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.

•	Invest in assets rated below investment grade at the time of purchase (or if unrated, assets of comparable quality as determined by management), with a limit of 10 percent of total managed assets.

In May 2016, the Board of Trustees approved the organization of a wholly-owned subsidiary (the “Subsidiary”), which will be organized under the laws of the Cayman Islands through which the Fund will gain exposure to the commodities markets by investing a portion of its assets in the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase;

14	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$451,364,963	—	$451,364,963
Asset-backed securities	—	18,388,724	—	18,388,724
Collateralized mortgage obligations	—	22,688,821	—	22,688,821
Corporate bonds & notes	—	15,116,750	—	15,116,750
Sovereign bonds	—	1,950,300	—	1,950,300
Investments in underlying funds	$11,839,455	—	—	11,839,455
Purchased options	181,383	—	—	181,383
Total long-term investments	$12,020,838	$509,509,558	—	$521,530,396
Short-term investments†:
Repurchase agreements	—	$7,000,000	—	$7,000,000
Money market funds	$28,018,571	—	—	28,018,571
Total short-term investments	$28,018,571	$7,000,000	—	$35,018,571
Total investments	$40,039,409	$516,509,558	—	$556,548,967
Other financial instruments:
Futures contracts	$340,799	—	—	$340,799
Forward foreign currency contracts	—	$1,922,293	—	1,922,293
Total other financial instruments	$340,799	$1,922,293	—	$2,263,092
Total	$40,380,208	$518,431,851	—	$558,812,059

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$653,536	—	—	$653,536
Forward foreign currency contracts	—	$1,070,842	—	1,070,842
OTC total return swaps‡	—	927,630	—	927,630
Total	$653,536	$1,998,472	—	$2,652,008

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that

16	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

18	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2016, see Note 4.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

20	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

22	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2016, the Fund held forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $1,998,472. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,200,000, which could be used to reduce the required payment.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

the close of the 2016 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Organization costs. Organization costs associated with the establishment of the Subsidiary are charged to expense as they are incurred.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management agreement with Western Asset Management Company (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

24	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are also the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Guggenheim Funds Distributors, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in an amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (“Administrator”), an affiliate of the Investment Adviser, provides certain administrative and accounting functions for the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$109,988,213	$249,197,240
Sales	132,565,986	247,783,212

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,268,928
Gross unrealized depreciation	(2,777,153)
Net unrealized appreciation	$13,491,775

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2016 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$173,956,606	0.71%	$177,193,500

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.42% to 0.72% during the six months ended June 30, 2016. Interest expense incurred on reverse repurchase agreements totaled $613,482.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

At June 30, 2016, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Morgan Stanley	0.70%	1/15/2016	7/13/2016	$55,656,000	U.S. Treasury inflation protected securities	$56,791,837
Morgan Stanley	0.72%	2/17/2016	8/17/2016	121,537,500	U.S. Treasury inflation protected securities	124,017,857
				$177,193,500		$180,809,694

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

During the six months ended June 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2015	363	$207,977
Options written	20,106	4,723,394
Options closed	(17,843)	(4,722,171)
Options exercised	—	—
Options expired	(2,626)	(209,200)
Written options, outstanding as of June 30, 2016	—	—

At June 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	19	12/16	$4,709,449	$4,717,937	$8,488
90-Day Eurodollar	577	12/17	142,735,950	143,059,938	323,988
90-Day Eurodollar	62	12/18	15,333,577	15,341,900	8,323
					340,799
Contracts to Sell:
Euro-Bund	164	9/16	30,089,590	30,415,668	(326,078)
U.S. Treasury 10-Year Notes	2	9/16	261,919	265,969	(4,050)
U.S. Treasury Long-Term Bonds	164	9/16	27,940,967	28,264,375	(323,408)
					(653,536)
Net unrealized depreciation on open futures contracts					$(312,737)

At June 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	770,000	USD	878,362	Bank of America N.A.	7/14/16	$(23,590)
RUB	247,981,000	USD	3,731,282	Bank of America N.A.	7/14/16	137,376
USD	273,386	EUR	247,100	Bank of America N.A.	7/14/16	(919)
USD	624,539	MXN	11,000,000	Bank of America N.A.	7/14/16	23,377
USD	9,371,927	TWD	301,120,000	Bank of America N.A.	7/14/16	35,331

26	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	933,340,000	USD	8,509,897	Barclays Bank PLC	7/14/16	$530,796
NOK	62,300,000	USD	7,553,255	Barclays Bank PLC	7/14/16	(108,956)
USD	4,082,548	EUR	3,600,000	Barclays Bank PLC	7/14/16	86,212
USD	3,864,603	ILS	14,597,339	Barclays Bank PLC	7/14/16	81,759
USD	7,436,932	NOK	62,300,000	Barclays Bank PLC	7/14/16	(7,366)
USD	3,648,053	ZAR	55,780,000	Barclays Bank PLC	7/14/16	(132,417)
ZAR	55,780,000	USD	3,783,242	Barclays Bank PLC	7/14/16	(2,772)
GBP	2,572,698	EUR	3,215,207	Citibank, N.A.	7/14/16	(144,105)
ILS	21,371,719	USD	5,674,460	Citibank, N.A.	7/14/16	(136,062)
INR	245,800,000	USD	3,664,008	Citibank, N.A.	7/14/16	(27,970)
KRW	6,454,930,000	USD	5,625,702	Citibank, N.A.	7/14/16	(22,366)
MXN	78,000,000	USD	4,103,341	Citibank, N.A.	7/14/16	159,444
USD	2,924	CAD	3,818	Citibank, N.A.	7/14/16	(31)
USD	223,900	GBP	156,808	Citibank, N.A.	7/14/16	15,139
USD	572,466	ILS	2,164,380	Citibank, N.A.	7/14/16	11,575
USD	1,219,286	ILS	4,610,000	Citibank, N.A.	7/14/16	24,623
USD	5,520,809	KRW	6,454,930,000	Citibank, N.A.	7/14/16	(82,526)
USD	3,712,999	SGD	5,030,000	JPMorgan Chase & Co.	7/14/16	(20,765)
USD	221,580	NZD	323,088	Bank of America N.A.	8/12/16	(8,656)
EUR	324,000	USD	370,075	Citibank, N.A.	8/12/16	(10,023)
EUR	1,880,000	USD	2,147,351	Citibank, N.A.	8/12/16	(58,159)
EUR	3,870,000	USD	4,391,440	Citibank, N.A.	8/12/16	(90,817)
EUR	9,976,430	USD	11,226,905	Citibank, N.A.	8/12/16	(140,377)
EUR	3,381,960	USD	3,811,243	Citibank, N.A.	8/12/16	(52,965)
JPY	289,884,310	USD	2,713,358	Citibank, N.A.	8/12/16	97,084
USD	22,037,291	EUR	19,220,523	Citibank, N.A.	8/12/16	678,060
USD	538,199	EUR	479,001	Citibank, N.A.	8/12/16	5,898
USD	1,141,967	EUR	995,569	UBS AG	8/12/16	35,619
Total						$851,451

Abbreviations used in this table:
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SGD	— Singapore Dollar
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

At June 30, 2016, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡		Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc.	$32,060,000	1/27/20	1.925%*	CPURNSA	*	—	$(464,967)
Barclays Capital Inc.	32,060,000	1/28/20	1.955%*	CPURNSA	*	—	(462,663)
Total	$64,120,000					—	$(927,630)

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	One time payment at termination date.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$181,383	—	$181,383
Futures contracts[3]	340,799	—	340,799
Forward foreign currency contracts	—	$1,922,293	1,922,293
Total	$522,182	$1,922,293	$2,444,475

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$653,536	—	$653,536
OTC swap contracts[4]	927,630	—	927,630
Forward foreign currency contracts	—	$1,070,842	1,070,842
Total	$1,581,166	$1,070,842	$2,652,008

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

28	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(1,207,279)	—	$(1,207,279)
Written options	1,843,221	—	1,843,221
Futures contracts	(7,700,296)	—	(7,700,296)
Forward foreign currency contracts[2]	—	$(812,140)	(812,140)
Total	$(7,064,354)	$(812,140)	$(7,876,494)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(11,703)	—	$(11,703)
Written options	2,023	—	2,023
Futures contracts	(375,056)	—	(375,056)
Swap contracts	(465,920)	—	(465,920)
Forward foreign currency contracts[2]	—	$750,557	750,557
Total	$(850,656)	$750,557	$(100,099)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$254,569
Written options†	281,292
Futures contracts (to buy)	479,753,876
Futures contracts (to sell)	622,407,551
Forward foreign currency contracts (to buy)	44,984,013
Forward foreign currency contracts (to sell)	64,299,059

Average Notional Balance
Total return swap contracts	$64,120,000

†	At June 30, 2016, there were no open positions held in this derivative.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$181,383	—	$181,383
Forward foreign currency contracts	1,922,293	—	1,922,293
Total	$2,103,676	—	$2,103,676

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[5]	$202,151	$(202,151)	—
OTC swap contracts	927,630	(927,630)	—
Forward foreign currency contracts	1,070,842	—	$1,070,842
Total	$2,200,623	$(1,129,781)	$1,070,842

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]

Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It may differ from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to June 30, 2016

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/15/2016	7/29/2016	$0.032
8/15/2016	8/31/2016	$0.032

6. Stock repurchase program

On March 2, 2016, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended June 30, 2016, the Fund did not repurchase any shares.

30	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report

7. Deferred capital losses

As of December 31, 2015, the Fund had deferred capital losses of $8,924,829, which have no expiration date, that will be available to offset future taxable capital gains.

8. Change in Fiscal Year End

In May 2016, the Board of Trustees approved changing the Fund’s fiscal year end from December to November.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2016 Semi-Annual Report	31

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 5, 2016. Of the 29,152,820 common shares outstanding on the record date for the meeting, the following shares were voted at the meeting:

Election of Trustee	For	Withheld
Michael Larson	23,934,256	3,207,814

32	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc, 211 Quality Circle, Suite 210 College Station, TX 77845-4470. Investor Relations telephone number 1-888-888-0151.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	33

Dividend reinvestment plan (unaudited) (cont’d)

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://guggenheiminvestments.com/wia), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

34	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore

Inflation-Linked Securities & Income Fund

Trustees

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Jane Trust

Officers

Jane Trust

President

Richard F. Sennett

Principal Financial and Accounting Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Mark E. Mathiasen

Secretary

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Servicing agent

Guggenheim Funds Distributors, LLC

227 W. Monroe

Chicago, IL 60606

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at guggenheiminvestments.com, or contact the Fund at 1-800-345-7999.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund

385 East Colorado Boulevard

Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at guggenheiminvestments.com/wia and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX

77854-4470

WASX013850-S-(8-16)

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co-Chief Investment Officer of Western Asset from 2013-2014.

Frederick R. Marki Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; Head of Emerging Markets Debt, portfolio manager and research analyst at Western Asset since 2011; Head of Emerging Asia Portfolio Management at Pacific Investment Management Company from 2005 to 2011

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of June 30, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	108 registered investment companies with $188.7 billion in total assets under management	272 Other pooled investment vehicles with $89.5 billion in assets under management[1]	611 Other accounts with $181.1 billion in total assets under management[2]

Frederick R. Marki‡	3 registered investment companies with $4.1 billion in total assets under management	2 Other pooled investment vehicles with $0.1 billion in assets under management	31 Other accounts with $11.0 billion in total assets under management[3]

Michael C. Buchanan‡	44 registered investment companies with $43.5 billion in total assets under management	90 Other pooled investment vehicles with $38.3 billion in assets under management[4]	235 Other accounts with $78.8 billion in total assets under management[5]

Chia-Liang Lian‡	27 registered investment companies with $36.2 billion in total assets under management	44 Other pooled investment vehicles with $14.3 billion in assets under management[6]	156 Other accounts with $31.8 billion in total assets under management[7]

1	Includes 7 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.
2	Includes 68 accounts managed, totaling $18.8 billion, for which advisory fee is performance based.
3	Includes 17 accounts managed, totaling $2.2 billion, for which advisory fee is performance based.
4	Includes 3 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
5	Includes 28 accounts managed, totaling $11.6 billion, for which advisory fee is performance based.
6	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
7	Includes 27 accounts managed, totaling $7.6 billion, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ Jane Trust
Jane Trust
Trustee and President

Date:	August 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Trustee and President

Date:	August 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 24, 2016